SEMI-ANNUAL REPORT    JUNE 30, 2002

SKYLINE SPECIAL EQUITIES PORTFOLIO

[GRAPHIC SKYLINE SPECIAL EQUITIES PORTFOLIO]

[LOGO SKYLINE FUNDS]

  COMMENTARY(1)
------------------------------------------------------------------------
                                                                   June 30, 2002

OVERVIEW

The Fund experienced a 1.39% decline in the quarter, which compares favorably to all of the widely reported market indexes. As has been the case for much of the last two years, small cap stocks outperformed large cap stocks during the quarter with the Russell 2000 Index declining 8.35% compared to a 13.46% decline for the Russell 1000 Index, and value stocks outperformed growth stocks, with the Russell 2000 Value Index declining 2.12% compared to a 15.70% decline for the Russell 2000 Growth Index. Year to date, performance trends are similar, with the Fund up 10.31% vs. a 7.26% gain for the Russell 2000 Value Index and a decline of 4.70% for the Russell 2000 Index, a decline of 12.81% for the Russell 1000 Index, and a decline of 17.35% for the Russell 2000 Growth Index.

April 23, 2002 marked the 15-year anniversary of the Fund. Since inception, the consistent application of our disciplined investment process has resulted in the Fund ranking 1st out of 14 Open-end Small Cap Value Equity Funds and in the top 6th percentile of all Open-end U.S. Equity Funds according to Lipper Analytical Services, Inc. The Fund delivered a 15.01% annualized return over this 15-year time frame, which included such difficult periods as the stock market crash of 1987, the recession of 1990-1991, the Asian financial crisis of 1998, and the value-investing downturn during the technology/large cap growth stock bubble of 1999 and early 2000.

MARKET REVIEW

There was much to be encouraged by in the second quarter. A steady flow of positive economic news was reported during the period. The manufacturing sector of the economy appeared to be emerging from a multi-year slump and consumer confidence remained at high levels. Interest rates remained low, with the 10-year Treasury Bond ending the quarter at a 4.8% yield, a level achieved in recent years only after the Russian debt crisis of 1998 and in the immediate aftermath of the terrorist acts of September 11, 2001. Company earnings reports continued to be more positive than they have been in several quarters.

Despite this relatively positive economic backdrop, stocks declined broadly in the second quarter. Investors were buffeted by a steady stream of negative news, both geopolitical and stock market related. On the geopolitical front, increased tensions in the Middle East and constant warnings of terrorist threats to U.S. interests forced market participants to factor a potential destabilizing event into their investment analysis. In the stock market, a series of revelations of accounting fraud, insider trading scandals, and increased scrutiny of the inherent conflicts of Wall Street research caused investors to question the integrity of corporate managers and the validity of reported earnings.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                      1

From a sector standpoint, financial services (including REITs) was the best performer year to date and the only sector to generate positive returns for the second quarter. Financials benefited from lower interest rates and relatively strong earnings performance. Technology was by far the worst performing sector of the market, on both a quarterly and year-to-date basis, due to continued weak fundamentals. Economically sensitive sectors were relatively weak performers in the second quarter but remained among the best performers year to date based upon their strong first quarter gains.

PORTFOLIO REVIEW

For both the second quarter and year to date, the outperformance of the Fund relative to the benchmark came about as a result of strong stock selection. In the second quarter, the Fund was generally overweighted in the worst performing groups. However, seven of the nine sectors of the Fund outperformed the corresponding sectors of the benchmark, and the two sectors that trailed lagged by only a modest amount. The financial services sector contributed most to the overall return of the Fund during the second quarter despite trailing the return of financial stocks in the Russell 2000 Value Index, due to its positive absolute return and heavy weighting in the Fund. Year to date, seven of nine sectors of the Fund outperformed their respective sectors in the benchmark, with the consumer discretionary sector contributing most to the Fund's return, due to its strong absolute performance and heavy weighting relative to the benchmark.

From an individual stock standpoint, the best performers in the second quarter came from a diverse group of economic sectors while the poorest performers were concentrated in the technology and business services sectors of the Fund. For the year-to-date period, the top performers were concentrated in the consumer, health care and autos and transportation sectors, while technology stocks dominated the list of laggards.

Overall, we believe that the Fund remains positioned to take advantage of a rebound in the economy, with overweightings relative to the benchmark in consumer discretionary and industrial names and underweightings in financials, consumer staples, and utilities. On the whole, earnings reported by the companies held in the Fund during the second quarter were in line with or better than estimates, and expectations are for solid earnings growth over the next year.

OUTLOOK

The conventional view of the stock market's last four years is that the market went through one of the most unusual cycles in its history. Stocks bottomed in late 1998 following the collapse of Long Term Capital Management. When the market became convinced that a financial crisis was not imminent, stocks rose dramatically driven by the belief that new technologies had transformed the U.S. into a "new era economy" that would create unlimited growth opportunities for selected companies. The stock market reached bubble proportions before bursting in early 2000, sending stocks in a

2                       SEMI-ANNUAL REPORT - JUNE 30, 2002
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downward spiral ever since. In reality, that sequence of events was limited to a select group of large cap growth, technology, and Internet stocks. It is not surprising that the financial press had chosen to focus on this version of events, given the historic nature of the rise and fall of this group of stocks, the high percentage of the overall market capitalization that these stocks represented at their peak, and the unprecedented participation by the public in this group of stocks.

While these large cap and technology cycles were occurring, the vast majority of stocks, which represent the bulk of the U.S. economy, were going through a cycle of their own, which in many ways was as typical as the large cap and technology cycles were atypical. After easing in response to Long Term Capital Management's collapse in late 1998, the Fed began to raise interest rates in 1999. Investors reacted to rising rates by selling all but their large cap growth and technology stocks, well before corporate earnings began to decline. Eventually, the increase in rates led to a recession, which in turn caused the anticipated deterioration in fundamentals. In early 2001, the Fed began to lower rates in response to the weak economy, and stocks reacted positively well in advance of improving earnings. We believe we are now at the stage where lower rates have begun to have a positive impact on the economy, and earnings should begin to improve, driving the next leg of the bull market for the stocks in our investable universe.

We believe that typically stock valuations are normally distributed, that is, most stocks sell at or near fair value. While there are always stocks that are significantly overvalued or undervalued, their ranks are small in comparison to fairly valued stocks. During the bubble of the late 1990's, the distribution of valuations became skewed, with an inordinate number of stocks extremely overvalued, and a similar amount just as undervalued. At that time, we predicted that this would create an unprecedented opportunity for value-oriented strategies. By sticking to our disciplined approach, the Fund capitalized on that opportunity. We believe the recent outperformance of small cap and value stocks and the decline in large cap growth and technology stocks has resulted in a return to a more normal distribution of valuations. Although there are fewer deeply undervalued stocks than there were two years ago, there remain ample opportunities available to construct a well-diversified portfolio of attractively priced stocks with excellent growth prospects.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                   2Q
                 2002*    YTD*    1 yr   3 yrs
 SPECIAL
  EQUITIES        -1.39   10.31   11.80  10.03
 RUSSELL 2000
  VALUE           -2.12    7.26    8.50  12.03
 RUSSELL 2000     -8.35   -4.70   -8.60   1.67
 S&P 500         -13.40  -13.15  -17.98  -9.13

CALENDAR YEARS        2001   2000   1999   1998   1997   1996   1995
 SPECIAL EQUITIES      13.9  24.2   -13.3  -7.2   35.4   30.4   13.8
 RUSSELL 2000 VALUE    14.0  22.8    -1.5  -6.5   31.8   21.4   25.8
 RUSSELL 2000           2.5  -3.0    21.3  -2.6   22.4   16.5   28.4
 S&P 500              -11.9  -9.2    21.1  28.8   33.4   23.3   37.5
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Not annualized.

- PORTFOLIO CHARACTERISTICS
---------------------------------------------

                                              SPECIAL         RUSSELL 2000
                                              EQUITIES           VALUE          RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             19.8              23.0              27.6              25.0
 PRICE/BOOK                                     1.91              1.53              2.00              3.21
 PRICE/SALES                                    0.90              0.84              1.10              1.57
----------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                 9.0%              4.5%              8.3%              9.2%
 EPS GROWTH--1 YR (FORECASTED)                 21.0%             15.3%             18.1%             14.2%
----------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $1.0 billion      $660 million      $670 million      $45 billion
 ASSETS                                     $533 million      $377 billion      $725 billion     $9,067 billion
 NUMBER OF HOLDINGS                              70              1,347             2,000              500
----------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP:                                      830833208
 NET ASSET VALUE (PER SHARE):                  $24.82
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
----------------------------------------------------------------------------------------------------------------

4                       SEMI-ANNUAL REPORT - JUNE 30, 2002

--------------------------------------------------------------------------------

                                        Since
                 5 yrs   10 yrs     Inception(2)
 SPECIAL
  EQUITIES        6.85    14.77            14.48
 RUSSELL 2000
  VALUE           9.71    14.82            12.04
 RUSSELL 2000     4.44    10.96             8.91
 S&P 500          3.71    11.46            11.18

CALENDAR YEARS        1994   1993   1992   1991   1990   1989   1988     1987(2)
 SPECIAL EQUITIES     -1.2   22.9   42.5    47.4   -9.3   24.0  29.7        -16.9
 RUSSELL 2000 VALUE   -1.6   23.8   29.1    41.7  -21.8   12.4  29.5        -21.5
 RUSSELL 2000         -1.8   18.9   18.4    46.1  -19.5   16.2  24.9        -24.3
 S&P 500               1.3   10.0    7.7    30.6   -3.2   31.4  16.5        -12.0
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Not annualized.

- TOP TEN HOLDINGS(3)

                                               % OF NET ASSETS
--------------------------------------------------------------
 COMMERCE BANCSHARES, INC.
  Regional bank                                      2.9%
 D. R. HORTON, INC.
  Homebuilder                                        2.6%
 WERNER ENTERPRISES INC.
  Truckload carrier                                  2.4%
 THE TORO COMPANY
  Turf maintenance products                          2.4%
 LANDSTAR SYSTEM, INC.
  Truckload carrier                                  2.2%
 OLD REPUBLIC INT'L. CORP.
  Multi-line insurance company                       2.2%
 ISTAR FINANCIAL INC.
  Commercial real estate lender                      2.1%
 FLOWSERVE CORPORATION
  Pump & valve manufacturer                          2.1%
 O'CHARLEY'S INC.
  Casual dining                                      2.0%
 HEALTH NET, INC.
  Managed health care                                2.0%
 TOP TEN HOLDINGS                                   22.9%

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                      5

  SECTOR PERFORMANCE(1) (AS OF JUNE 30, 2002)
------------------------------------------------------------------------

                        2Q 2002**                                                 YTD 2002**
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Consumer Staples             12.5%      -0.8%       0.8%   Materials & Processing       29.3%      14.1%      11.1%
Health Care                   8.3       -6.9      -17.8    Consumer Staples             28.5        5.9        6.6
Materials & Processing        3.5       -1.2       -2.5    Health Care                  20.9       -4.7      -24.9
Financial Services            3.1        4.4        2.5    Autos & Transportation       20.5       10.8        9.2
Autos & Transportation        2.7       -4.7       -4.3    Consumer Discretionary       19.2       11.2        4.1
Consumer Discretionary       -0.9       -2.2       -4.6    Financial Services           12.3       14.4       12.1
Producer Durables            -5.4       -5.0      -12.7    Producer Durables             8.6        4.6       -3.9
Energy                       -6.4      -10.6       -7.2    Energy                       -7.8       -3.0        0.6
Technology                  -14.2      -19.7      -29.3    Technology                  -11.6      -22.3      -36.5
Utilities                    N.A.*      -6.9       -9.0    Utilities                    N.A.*      -4.4      -12.0
Other                        N.A.*      -3.5       -0.7    Other                        N.A.*       4.9        6.7

* not applicable
** not annualized

- SECTOR WEIGHTINGS (AS OF JUNE 30, 2002)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation   8.4%
Cash                     3.2%
Consumer Discretionary  25.3%
Consumer Staples         3.1%
Energy                   3.6%
Financial Services      26.2%
Health Care              4.7%
Materials & Processing   2.3%
Producer Durables       14.0%
Technology               9.2%

6                       SEMI-ANNUAL REPORT - JUNE 30, 2002

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 PROVIDENT FINANCIAL GROUP INC. (PFGI)
Provident Financial Group Inc. is a regional bank providing banking solutions primarily to small to mid-sized companies as well as retail customers. Management has recently made an effort to lower the bank's risk profile by eliminating high-risk businesses and emphasizing more conservative and stable segments of the market. In the past year, PFGI experienced higher loan losses than its peers, but going forward the lower risk profile, along with an improving economy should significantly reduce credit costs. Lower credit costs and a stronger economy are the main catalysts for accelerated above-average earnings growth for the next several years. The stock sells at a low P/E and a notable discount to its peers.

 RADIOLOGIX, INC. (RGX)
Radiologix, Inc. is a leading national provider of diagnostic imaging services. Through its 117 centers, RGX offers a broad range of imaging procedures including magnetic resonance imaging (MRI), ultrasound, mammography, and X-ray. The diagnostic imaging market continues to enjoy strong growth as the aging of the population and the improved technological capability of new equipment has driven an increase in demand for testing. RGX has been able to grow somewhat faster than the market, as its leading shares in core markets (usually greater than 25%), and multi-modality service offerings have been an attractive choice for patients, referring physicians, and payors. Recently, RGX completed a debt refinancing significantly improving the company's financial position. As a result, for the first time in several years, RGX is in the position to employ growth capital, primarily for the purchase of new equipment in those markets experiencing the strongest demand. This should result in an acceleration in RGX's already solid earnings growth rate. Despite the favorable outlook, RGX continues to trade at a modest valuation.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                      7

 NOTES TO PERFORMANCE
------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended June 30, 2002, and for the period April 23, 1987 (inception) through June 30, 2002, is an average annual return calculation which is described in the Fund's Statement of Additional Information.
    The Fund was ranked 55/291, 89/124, 12/33 & 1/15 out of Open-end Small Cap Value Equity Funds and 243/7366, 790/3348, 76/973 & 26/555 out of Open-end
    U. S. Equity Funds for 1, 5, 10 & 15-years respectively as of June 30, 2002 according to Lipper Analytical Services, Inc. Lipper Analytical
    Services, Inc. is an independent organization that compiles performance data on investment companies.
    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. The Russell 1000 Index is an unmanaged index comprised of the largest 1,000 companies ranked by market capitalization. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Industrial Average is an average of the stock prices of the 30 top industrial corporations. The NASDAQ Composite Index is an unmanaged index of over-the-counter securities issued by the National Association of Securities Dealers. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company. You cannot invest directly in an index.
    Source: Frank Russell Company.
(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.
(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.
This report is not authorized for distribution unless accompanied or preceded by a current prospectus.
There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.
The discussion of the Fund's investments and investment strategy represent the investments of the Fund and the views of Skyline Asset Management, L.P., the Fund's adviser, at the time of this report, and are subject to change without notice.
DISTRIBUTOR: FUNDS DISTRIBUTOR, INC.

8                       SEMI-ANNUAL REPORT - JUNE 30, 2002

 GLOSSARY OF INVESTMENT TERMS
------------------------------------------------------------------------

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 5 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 5 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MEDIAN MARKET CAP An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                      9

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2002
------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
COMMON STOCKS
AUTOS & TRANSPORTATION -- 8.4%
  AUTO PARTS -- 1.1%
American Axle & Mfg., Inc.(a)        Manufacturer of car axles             191,900     $  5,707,106
  OTHER TRANSPORTATION -- 2.7%
Interpool, Inc.                      Container leasing firm                475,500        8,207,130
Monaco Coach Corp.(a)                RV producer                           283,750        6,043,875
                                                                                       ------------
                                                                                         14,251,005
  TRUCKING -- 4.6%
Landstar System, Inc.(a)             Truckload carrier                     112,000       11,967,200
Werner Enterprises Inc.              Truckload carrier                     608,400       12,965,004
                                                                                       ------------
                                                                                         24,932,204
                                                                                       ------------
  TOTAL AUTOS & TRANSPORTATION                                                           44,890,315
CONSUMER DISCRETIONARY -- 25.3%
  COMMERCIAL SERVICES -- 6.5%
Central Parking Corp.                Operator of parking facilities        299,000        6,832,150
Moore Corp. Limited(a)               Business forms                        529,800        6,082,104
MPS Group, Inc.(a)                   IT and professional staffing
                                     provider                              811,500        6,897,750
United Rentals, Inc.(a)              Equipment rental                      274,900        5,992,820
United Stationers Inc.(a)            Office products distributor           296,300        9,007,520
                                                                                       ------------
                                                                                         34,812,344
  CONSUMER PRODUCTS/SERVICES -- 9.1%
Furniture Brands Int'l., Inc.(a)     Furniture manufacturer                240,700        7,281,175
JAKKS Pacific, Inc.(a)               Toy designer & marketer               321,400        5,691,994
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles        120,000        7,800,000
School Specialty, Inc.(a)            Non-textbook school supplies          249,300        6,621,408
Scotts Company(a)                    Turf & horticultural products         174,400        7,917,760
The Toro Company                     Turf maintenance products             225,000       12,789,000
                                                                                       ------------
                                                                                         48,101,337
  RESTAURANTS -- 4.4%
IHOP Corp.(a)                        Casual dining                         201,111        5,922,719
Jack in the Box Inc.(a)              Quick service restaurant              203,500        6,471,300
O'Charley's Inc.(a)                  Casual dining                         428,250       10,834,725
                                                                                       ------------
                                                                                         23,228,744
  RETAIL -- 5.3%
Aaron Rents, Inc.                    Furniture rental chain                413,700        9,908,115
Haverty Furniture Co., Inc.          Furniture retailer                    314,700        6,215,325
Lithia Motors, Inc.(a)               Auto retailer                         151,900        4,089,148
Stage Stores, Inc.(a)                Small town apparel retailer           235,600        8,184,744
                                                                                       ------------
                                                                                         28,397,332
                                                                                       ------------
  TOTAL CONSUMER DISCRETIONARY                                                          134,539,757

10                      SEMI-ANNUAL REPORT - JUNE 30, 2002

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
CONSUMER STAPLES -- 3.1%
  CONSUMER STAPLES -- 3.1%
Del Monte Foods Co.(a)               Canned foods                          782,100     $  9,228,780
Fleming Companies, Inc.              Food distributor and retailer         390,200        7,082,130
                                                                                       ------------
  TOTAL CONSUMER STAPLES                                                                 16,310,910
ENERGY -- 3.6%
  EQUIPMENT & SERVICES -- 1.1%
Key Energy Services, Inc.(a)         Workover services provider            583,000        6,121,500
  EXPLORATION & PRODUCTION -- 2.5%
Remington Oil & Gas Corporation(a)   Oil and gas explorer and producer     346,200        6,896,304
Spinnaker Exploration                Oil and gas explorer and producer     174,500        6,285,490
  Company(a)
                                                                                       ------------
                                                                                         13,181,794
                                                                                       ------------
  TOTAL ENERGY                                                                           19,303,294
FINANCIAL SERVICES -- 26.2%
  BANKS/THRIFTS -- 8.0%
Bank of Hawaii Corporation           Commercial bank                       275,500        7,714,000
Commerce Bancshares, Inc.            Regional bank                         348,700       15,426,488
CVB Financial Corp.                  Commercial bank                       133,984        3,042,777
Provident Financial Group Inc.       Regional bank                         277,210        8,041,862
Waypoint Financial Corp.             Pennsylvania thrift                   437,700        8,557,035
                                                                                       ------------
                                                                                         42,782,162
  INSURANCE -- 10.3%
Delphi Financial Group, Inc.         Accident & health insurance           212,179        9,197,960
HCC Insurance Holdings, Inc.         Property & casualty insurance         287,000        7,562,450
IPC Holdings, Ltd.                   Property catastrophe reinsurer        230,000        7,024,200
Old Republic Int'l. Corp.            Multi-line insurance company          372,900       11,746,350
Reinsurance Group of America         Life reinsurer                        235,400        7,255,028
Scottish Annuity & Life              Life reinsurer                        296,100        5,649,586
  Holdings, Ltd.
Selective Insurance Group, Inc.      Property & casualty insurance         214,135        6,066,445
                                                                                       ------------
                                                                                         54,502,019
  OTHER FINANCIAL SERVICES -- 1.3%
Raymond James Financial, Inc.        Investment services                   250,100        7,120,347
  REAL ESTATE INVESTMENT TRUSTS -- 6.6%
AMB Property Corporation             Industrial REIT                       248,100        7,691,100
Brandywine Realty Trust              Office REIT                           317,200        8,215,480
iStar Financial Inc.                 Commercial real estate lender         399,200       11,377,200
Ventas, Inc.                         Health care REIT                      610,600        7,785,150
                                                                                       ------------
                                                                                         35,068,930
                                                                                       ------------
  TOTAL FINANCIAL SERVICES                                                              139,473,458

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                     11

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
HEALTH CARE -- 4.7%
  HEALTH CARE SERVICES -- 4.7%
Apria Healthcare Group Inc.(a)       Home healthcare service provider      321,500     $  7,201,600
Health Net, Inc.(a)                  Managed health care                   400,400       10,718,708
Radiologix, Inc.(a)                  Provider of radiology services        480,200        7,323,050
                                                                                       ------------
  TOTAL HEALTH CARE                                                                      25,243,358
MATERIALS & PROCESSING -- 2.3%
  SPECIALTY CHEMICALS -- 0.8%
Spartech Corp.                       Plastics producer                     151,500        4,125,345
  STEEL/IRON -- 1.5%
Reliance Steel & Aluminum            Metal service center                  266,900        8,140,450
                                                                                       ------------
  TOTAL MATERIALS & PROCESSING                                                           12,265,795
PRODUCER DURABLES -- 14.0%
  CAPITAL GOODS -- 1.0%
Robbins & Myers, Inc.                Industrial products manufacturer      212,400        5,575,500

  DIVERSIFIED MANUFACTURING -- 1.9%
Crane Company                        Industrial conglomerate               204,300        5,185,134
Regal-Beloit Corporation             Motor & gear drive manufacturer       193,000        4,691,830
                                                                                       ------------
                                                                                          9,876,964
  HOME BUILDING -- 4.4%
Clayton Homes, Inc.                  Manufactured homes                    600,500        9,487,900
D.R. Horton, Inc.                    Homebuilder                           537,750       13,997,633
                                                                                       ------------
                                                                                         23,485,533
  MACHINERY -- 6.3%
Flowserve Corporation(a)             Pump & valve manufacturer             368,800       10,990,240
IDEX Corp.                           Specialty pump products               167,400        5,607,900
Kennametal Inc.                      Metal-cutting tools                   245,800        8,996,280
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       393,900        7,681,050
                                                                                       ------------
                                                                                         33,275,470
  OTHER PRODUCER DURABLES -- 0.4%
LSI Industries Inc.                  Lighting/graphics products            127,300        2,338,501
                                                                                       ------------
  TOTAL PRODUCER DURABLES                                                                74,551,968

12                      SEMI-ANNUAL REPORT - JUNE 30, 2002

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
TECHNOLOGY -- 9.2%
  DISTRIBUTION -- 0.9%
Pomeroy Computer                     Computer products reseller            344,000     $  5,015,520
  Resources, Inc.(a)
  ELECTRONIC COMPONENTS -- 2.6%
KEMET Corp.(a)                       Capacitor manufacturer                393,900        7,035,054
RadiSys Corporation(a)               Embedded computers                    130,600        1,518,878
Silicon Storage                      Flash memory                          655,800        5,115,240
  Technology, Inc.(a)
                                                                                       ------------
                                                                                         13,669,172
  OTHER TECHNOLOGY -- 4.8%
Electronics for Imaging, Inc.(a)     Products that support color
                                     printing                              405,100        6,445,141
Imation Corp.(a)                     Data storage products                 189,300        5,633,568
MCSI, Inc.(a)                        Audio/video equipment integrator      378,000        4,248,342
Park Electrochemical                 Advanced electronic materials         190,900        5,058,850
  Corporation
PerkinElmer, Inc.                    Analytical instruments manufacturer   386,000        4,265,300
                                                                                       ------------
                                                                                         25,651,201
  SERVICES -- 0.9%
CIBER, Inc.(a)                       IT staffing and services provider     663,300        4,808,925
                                                                                       ------------
  TOTAL TECHNOLOGY                                                                       49,144,818
                                                                                       ------------
TOTAL COMMON STOCKS -- 96.8%
(Cost $445,732,970)                                                                     515,723,673
MONEY MARKET INSTRUMENTS
Yield 1.43% to 1.80%
  due 07/01/02 to 03/18/03
  American Family Financial Services                                                      1,627,293
  Galaxy Funding                                                                         13,600,000
  Wisconsin Electric                                                                        529,331
                                                                                       ------------
TOTAL MONEY MARKET INSTRUMENTS -- 3.0%
(Cost $15,756,624)                                                                       15,756,624
                                                                                       ------------
TOTAL INVESTMENTS -- 99.8%
(Cost $461,489,594)                                                                     531,480,297
OTHER ASSETS LESS LIABILITIES -- 0.2%                                                     1,078,217
                                                                                       ------------
NET ASSETS -- 100%                                                                     $532,558,514
                                                                                       ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $461,662,276 on June 30, 2002, net unrealized appreciation was $69,818,018, consisting of gross unrealized appreciation of $84,731,604 and gross unrealized depreciation of $14,913,586.

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                     13

  STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2002 (UNAUDITED)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $461,489,594)                      $531,480,297
Receivable for:
  Securities sold                                   $1,600,833
  Fund shares sold                                   2,799,442
  Dividends and interest                               171,300     4,571,575
                                                    ----------  ------------
Total assets                                                     536,051,872
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $  451,020
  Fund shares redeemed                               2,376,590
  Comprehensive management fee                         665,748     3,493,358
                                                    ----------  ------------
Net assets applicable to shares outstanding                     $532,558,514
                                                                ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                           21,458,947
                                                                ============
PRICING OF SHARES
Net asset value, offering price and redemption
  price per share                                               $      24.82
                                                                ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $430,707,973
Accumulated net realized gain on sales of
  investments                                                     31,859,838
Unrealized appreciation of investments                            69,990,703
                                                                ------------
Net assets applicable to shares outstanding                     $532,558,514
                                                                ============

See accompanying notes to financial statements.

14                      SEMI-ANNUAL REPORT - JUNE 30, 2002

  STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
------------------------------------------------------------------------

Investment income:
  Dividends                                                        $ 1,940,839
  Interest                                                             266,606
                                                                   -----------
Total investment income                                              2,207,445

Expenses:
  Comprehensive management fee                                       3,470,070
  Fees to unaffiliated trustees                                         25,481
                                                                   -----------
Total expenses                                                       3,495,551
                                                                   -----------
Net investment loss                                                 (1,288,106)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                         32,162,352
  Change in unrealized appreciation                                  4,951,562
                                                                   -----------
Net realized and unrealized gain on investments                     37,113,914
                                                                   -----------
Net increase in net assets resulting from operations               $35,825,808
                                                                   ===========

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                     15

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                            Six Months
                                          Ended 06/30/02   Year Ended
                                           (unaudited)     12/30/2001
                                          --------------  -------------
From operations:
  Net investment loss                     $  (1,288,106)  $    (545,671)
  Net realized gain on sales of
    investments                              32,162,352      18,606,863
  Change in unrealized appreciation           4,951,562      22,381,781
                                          -------------   -------------
Net increase in net assets resulting
  from operations                            35,825,808      40,442,973
From fund share transactions:
  Proceeds from fund shares sold            260,457,082     176,716,156
  Payments for fund shares redeemed        (138,669,049)   (129,164,966)
                                          -------------   -------------
Net increase in net assets resulting
  from share transactions                   121,788,033      47,551,190
                                          -------------   -------------
Total increase in net assets                157,613,841      87,994,163
Net assets at beginning of year             374,944,673     286,950,510
                                          -------------   -------------
Net assets at end of period               $ 532,558,514   $ 374,944,673
                                          =============   =============

See accompanying notes to financial statements.

16                      SEMI-ANNUAL REPORT - JUNE 30, 2002

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                   Six Months
                                      Ended           Year         Year        Year        Year
                                    06/30/02         Ended        Ended       Ended       Ended
                                   (Unaudited)      12/31/01     12/31/00    12/31/99    12/31/98
                                   --------------------------------------------------------------
Net asset value at
  beginning of year                 $  22.50        $  19.75     $  15.90    $  19.78    $  21.66
                                    --------        --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.07)*         (0.04)*      (0.06)*     (0.14)*     (0.11)
    Net realized and
      unrealized gain/(loss)
      on investments                    2.39            2.79         3.91       (2.51)      (1.45)
                                    --------        --------     --------    --------    --------
      Total from investment
        operations                      2.32            2.75         3.85       (2.65)      (1.56)
                                    --------        --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --              --           --       (1.23)      (0.32)
                                    --------        --------     --------    --------    --------
Net asset value at end of
  period                            $  24.82        $  22.50     $  19.75    $  15.90    $  19.78
                                    ========        ========     ========    ========    ========
Total Return                          10.31%(a)       13.92%       24.21%     (13.28%)     (7.17%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.47%(b)        1.49%        1.51%       1.48%       1.47%
  Ratio of net investment loss
    to average net assets             (0.54%)(b)      (0.16%)      (0.32%)     (0.32%)     (0.50%)
  Portfolio turnover rate                75%(b)          93%          92%         81%         68%
  Net assets, end
    of period (in thousands)        $532,559        $374,945     $286,951    $220,346    $445,024
                                    ========        ========     ========    ========    ========

* Based on monthly average shares outstanding.

a Not annualized.

b Ratios have been determined on an annualized basis.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                     17

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of June 30, 2002, the Fund had capital loss carryforwards of $513,263. This loss may be used to offset capital gains arising in tax years through 2008.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from accounting principles generally accepted in the United States.

18                      SEMI-ANNUAL REPORT - JUNE 30, 2002

------------------------------------------------------------------------

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and reclassification of REIT income.

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points.

/ / USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the six months ended June 30, 2002 was $3,470,070.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the six months ended June 30, 2002, the Fund incurred fees of $25,481 to its unaffiliated trustees.

On January 1, 2002, the Fund instituted a deferred compensation plan ("Plan") for its unaffiliated trustees. The Plan may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

                       SEMI-ANNUAL REPORT - JUNE 30, 2002                     19

------------------------------------------------------------------------

                                       3
                            FUND SHARE TRANSACTIONS

As of June 30, 2002, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                               Shares                      Dollar Amount
                     --------------------------    ------------------------------
                     Six Months                     Six Months
                       Ended        Year Ended         Ended         Year Ended
                      06/30/02       12/31/01        06/30/02         12/31/01
                     ------------------------------------------------------------
Shares sold          10,394,682      8,445,916     $ 260,457,082    $ 176,716,156
Shares redeemed      (5,598,633)    (6,315,442)     (138,669,049)    (129,164,966)
                     ----------     ----------     -------------    -------------
Net increase          4,796,049      2,130,474     $ 121,788,033    $  47,551,190
                     ==========     ==========     =============    =============

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 2002, were as follows:

Cost of purchases                   $296,371,306
Proceeds from sales                 $167,600,434

20                      SEMI-ANNUAL REPORT - JUNE 30, 2002

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.

TO LEARN MORE ABOUT OUR EXPERTISE IN SMALL CAP VALUE, PLEASE VISIT OUR WEBSITE AT www.skylinefunds.com
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606